                                                       Exhibit 24

                                  POWER OF ATTORNEY







               The  undersigned hereby  authorizes and appoints  William G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact to  sign on his/her behalf  and in his/her capacity  as a director  of The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997               /s/   Tenley E. Albright, M.D.
                 ---------------             ------------------------------
                                             Tenley E. Albright, M.D.

                                  POWER OF ATTORNEY







                 The undersigned hereby authorizes and appoints William  G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact to  sign on his/her behalf  and in his/her capacity  as a director  of The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/   G. W. Ebright
                 --------------                    -------------------
                                                   George W. Ebright

                                  POWER OF ATTORNEY







                 The undersigned hereby authorizes and appoints William  G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact to  sign on his/her behalf  and in his/her capacity  as a director  of The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997               /s/ George J. Hauptfuhrer, Jr.
                 --------------              ------------------------------
                                             George J. Hauptfuhrer, Jr.

                                  POWER OF ATTORNEY
                                 -------------------







                 The undersigned hereby authorizes  and appoints William G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact  to sign on  his/her behalf and in  his/her capacity as a director of  The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/   L. Robert Johnson
                 --------------                    -----------------------
                                                   L. Robert Johnson

                                  POWER OF ATTORNEY
                                 -------------------







                 The undersigned hereby authorizes  and appoints

          John A. Vigna,  as his attorney-in-fact  to sign on  his

          behalf and in  his capacity as Chief Executive Officer and a director of  The  West Company,  Incorporated, and

          to file,  the Company's  Annual Report on Form  10-K for

          the  fiscal year ended December 31,  1996 and  all

          amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/   William G. Little
                 --------------                    -----------------------
                                                   William G. Little

                                  POWER OF ATTORNEY
                                ----------------------







                 The undersigned hereby authorizes  and appoints William G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact  to sign on  his/her behalf and in  his/her capacity as a director of  The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997               /s/   William H. Longfield
                 --------------              ------------------------------
                                             William H. Longfield

                                  POWER OF ATTORNEY
                                ---------------------







                 The undersigned hereby authorizes  and appoints William G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact  to sign on  his/her behalf and in  his/her capacity as a director of  The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/   J. P. Neafsey
                 --------------                    --------------------
                                                   John P. Neafsey

                                  POWER OF ATTORNEY
                                ---------------------







                 The undersigned hereby authorizes  and appoints William G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact  to sign on  his/her behalf and in  his/her capacity as a director of  The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/   Monroe E. Trout
                 --------------                    --------------------
                                                   Monroe E. Trout, M.D.

                                  POWER OF ATTORNEY
                                ----------------------






                 The undersigned hereby authorizes and appoints William  G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact to  sign on his/her behalf  and in his/her capacity  as a director  of The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/   Anthony Welters
                 --------------                    --------------------
                                                   Anthony Welters

                                  POWER OF ATTORNEY
                                ----------------------






                 The undersigned hereby authorizes and appoints William  G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact to  sign on his/her behalf  and in his/her capacity  as a director  of The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/   William S. West
                 --------------                    --------------------
                                                   William S. West

                                  POWER OF ATTORNEY
                               ------------------------






                 The undersigned hereby authorizes and appoints William  G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact to  sign on his/her behalf  and in his/her capacity  as a director  of The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997                     /s/ J. Roffe Wike, II
                 --------------                    --------------------
                                                   J. Roffe Wike, II

                                  POWER OF ATTORNEY
                                ---------------------






                 The undersigned hereby authorizes and appoints William  G.

          Little and John A. Vigna, and each of them, as his/her attorneys-

          in-fact to  sign on his/her behalf  and in his/her capacity  as a director  of The  West Company,  Incorporated, and  to file,  the

          Company's  Annual Report on Form  10-K for the  fiscal year ended

          December 31,  1996 and  all amendments, exhibits  and supplements thereto.







          Date:  March 7, 1997               /s/   Geoffrey F. Worden
                 -------------               ------------------------
                                             Geoffrey F. Worden